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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 18, 2003


                        COMDISCO HOLDING COMPANY, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                       000-499-68             54-2066534
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(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
    of Incorporation)                                     Identification No.)


6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                      60018
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:          (847) 698-3000
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                                      N/A
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(Former Name or Former Address, if Changed Since Last Report)


Item 5. Other Events and Required FD Disclosure.

         On August 18, 2003, Comdisco Holding Company, Inc. (the "Company") issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing that its Board of Directors had declared a cash dividend of $47.60 per share on the outstanding shares of the Company's common stock, payable on September 8, 2003 to common stockholders of record on August 28, 2003.

         The Company's First Amended Joint Plan of Reorganization, which became effective on August 12, 2002, requires that holders of the Company's contingent distribution rights (the "CDRs") be entitled to share in proceeds realized from the Company's assets once certain minimum recovery thresholds are achieved. After giving effect to the dividend announced on August 18, 2003 and the distribution from the Company's disputed claims reserve made on August 14, 2003, the present value of distributions to the Company's initially allowed general unsecured creditors was $3.411 billion. The recovery to such creditors has increased to approximately 94 percent, from the approximately 89 percent recovery which was reported in the Company's Form 10-Q for the third fiscal quarter ended June 30, 2003. As a result, on August 18, 2003, the Company also announced a cash payment of $0.0878 per right on its CDRs, payable on September 8, 2003 to CDR holders of record on August 28, 2003.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Businesses Acquired:  N/A
        (b)    Pro Forma Financial Information:  N/A
        (c)    Exhibits:

               Exhibit No.   Description
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                  99.1       Press release of Comdisco Holding Company, Inc.,
                             dated August 18, 2003


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COMDISCO HOLDING COMPANY, INC.


Dated: August 19, 2003                  By:  /s/ Robert E. T. Lackey
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                                        Name:  Robert E. T. Lackey
                                        Title: Executive Vice President, Chief
                                               Legal Officer and Secretary



                                 EXHIBIT INDEX

Exhibit No.    Description
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    99.1       Press release of Comdisco Holding Company, Inc., dated August
               18, 2003